WARRANTS (Tables)	6 Months Ended
Jun. 30, 2024
Warrants
SUMMARY OF AGGREGATE FAIR VALUES FOR THE WARRANT DERIVATIVE LIABILITY

The following table summarizes the calculated aggregate fair values for the warrant derivative liability using the Black-Scholes method based on the following assumptions for the March 8, 2024 Direct Offering:

Exercise price per share of warrant	$1.64
Fair market closing price per share of Common Stock	$1.56
Volatility	132%
Expected term (years)	5
Risk-free interest rate	4.06%
Dividend yield	0%

SCHEDULE OF CLASS OF WARRANT

	Number of warrants issued	Weighted-average exercise price	Number of warrants exercised	Number of warrants outstanding
Pre-IPO convertible notes	2,900,904	$5.31	—	2,900,904
IPO tradeable	2,326,834	3.06	(725,576)	1,601,259
IPO non-tradeable	3,015,464	3.06	(310,958)	2,704,506
Direct offering March 8, 2024	1,600,000	1.64	—	1,600,000
Placement agent direct offering March 8, 2024	32,000	1.64	—	32,000
Balance at June 30, 2024	9,875,202	$3.53	(1,036,534)	8,838,669